UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
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JENSYN ACQUISITION CORP.

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JENSYN ACQUISITION CORP.
800 West Main Street, Suite 204
Freehold, New Jersey 07728

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS OF
JENSYN ACQUISITION CORP.

To Be Held on March 5, 2018

To the Stockholders of Jensyn Acquisition Corp.:

NOTICE IS HEREBY GIVEN that a special meeting (the “special meeting”) of Jensyn Acquisition Corp., a Delaware corporation (“we,” “us,” “our,” “Jensyn” or the “Company”), will be held on March 5, 2018, at 10:00 a.m. Eastern time, at the offices of Loeb & Loeb LLP at 345 Park Avenue, New York, New York 11797. You are cordially invited to attend the special meeting for the purpose of voting on (i) a proposal to amend (the “Charter Amendment”) the Company’s amended and restated certificate of incorporation (the “charter”) to extend the date by which the Company has to consummate a business combination (the “extension”) for an additional 90 days, from March 7, 2018 to June 5, 2018 (the “Extended Termination Date”), (ii) a proposal to amend (the “Trust Amendment”) the Company’s investment management trust agreement (the “Trust Agreement”), dated as of March 2, 2016, by and between Jensyn and Continental Stock Transfer & Trust Company (the “trustee”) to extend the date on which to commence liquidating the trust account (“trust account”) established in connection with the Company’s initial public offering (“IPO”) in the event the Company has not consummated a business combination by the Extended Termination Date, and (iii) a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Charter Amendment and the Trust Amendment (the “Adjournment Proposal”).

Each of the Charter Amendment, the Trust Amendment and the Adjournment Proposal are more fully described in the accompanying proxy statement.

The purpose of the Charter Amendment and the Trust Amendment is to allow the Company more time to complete its proposed business combination (the “Transaction”) pursuant to the Membership Interest Purchase Agreement, dated as of November 3, 2017 (as it may be amended, the “Purchase Agreement”), by and among the Company, BAE Energy Management, LLC (“BAE”), Victor Ferreira and Karen Ferreira (together with Victor Ferreira, the “Existing Members”), Jensyn’s IPO prospectus and charter provide that the Company initially had until September 7, 2017 to complete its initial business combination. Pursuant to the terms of the amended and restated certificate of incorporation, Jensyn has extended the date by which it must complete its initial business combination to March 7, 2018 (the “Current Termination Date”). Following the completion of our IPO in March 2016, our representatives engaged in extensive discussions with investment bankers and business owners with respect to potential business combination opportunities. As a result, our board of directors has determined that it is in the best interests of our stockholders to extend the Current Termination Date to the Extended Termination Date and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended to the Extended Termination Date (the “Extension”). While we have entered into the Purchase Agreement with BAE and the Existing Members and have filed a preliminary proxy statement with the Securities and Exchange Commission in respect of the Transaction, our board currently believes that there will not be sufficient time before the Current Termination Date to hold a special meeting at which to conduct a vote for stockholder approval of the Transaction and consummate the closing of the Transaction. Accordingly, our board of directors believes that in order to be able to consummate the Transaction, we will need to obtain the Extension.

This proxy statement is dated February __, 2018 and is first being mailed to stockholders on or about February __, 2018. Only holders of record of our common stock at the close of business on February __, 2018 are entitled to notice of the special meeting and to vote at the special meeting and any adjournments or postponements of the special meeting. A complete list of our stockholders of record entitled to vote at the special meeting will be available for ten days before the special meeting at our principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.

Approval of the Charter Amendment and the Trust Amendment requires the affirmative vote of holders of at least 65% of the outstanding shares of common stock sold in our IPO. The board of directors of Jensyn has already approved the Charter Amendment and the Trust Amendment. Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by stockholders present in person or represented by proxy at the special meeting. The Adjournment Proposal will only be put forth for a vote if the Charter Amendment and Trust Amendment are not approved at the special meeting.

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If the Charter Amendment and Trust Amendment proposals are not approved at the special meeting or any adjournment or postponement thereof and we do not consummate a business combination by March 7, 2017, we will cease all operations except for the purpose of winding up and as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the public shares with the aggregate amount then on deposit in the trust account.

The Company’s public stockholders may elect to convert their shares for their pro rata portion of the funds available in the trust account in connection with the Charter Amendment (the “Election”) regardless of how such public stockholders vote in regard to the amendments. The Company believes that such conversion right enables the Company’s public stockholders to determine not to sustain their investments for an additional period if the Company does not complete an initial business combination in the timeframe contemplated by and as extended pursuant to the terms of its charter. If the Charter Amendment and the Trust Amendment are approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to convert their public shares for their pro rata portion of the funds available in the trust account when the Transaction is submitted to stockholders.

To exercise your conversion rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the special meeting. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your conversion rights.

Jensyn estimates that the per-share pro rata portion of the trust account will be approximately $10.53 at the time of the special meeting. The last trading price of the Company’s common stock as of February __, 2018 was $____. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising conversion rights would result in a public stockholder receiving $____ [more/less] for each share than if such stockholder sold the shares in the open market. The Company cannot assure stockholders that they will be able to sell their shares of common stock in the open market, even if the market price per share is higher than the conversion price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Charter Amendment and the Trust Amendment proposals are not approved at the special meeting or any adjournment or postponement thereof and we do not consummate an initial business combination by March 7, 2018, as contemplated by our IPO prospectus and in accordance with our charter, we will cease all operations except for the purpose of winding up and as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the public shares with the aggregate amount then on deposit in the trust account.

The Company reserves the right at any time to cancel the special meeting and not to submit to stockholders or implement the Charter Amendment or the Trust Amendment.

Your attention is directed to the proxy statement accompanying this notice (including the annexes thereto) for a more complete description of the proposals. We encourage you to read this proxy statement carefully. If you have any questions or need assistance voting your shares, please call our proxy solicitor, Advantage Proxy at (877) 870-8565 (toll free) or banks and brokers can call collect at (206) 870-8565.

By Order of the Board of Directors,

Sincerely,

Jeffrey J. Raymond

President, Chief Executive Officer, Director

February __, 2018

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JENSYN ACQUISITION CORP.
800 West Main Street, Suite 204
Freehold, New Jersey 07728

SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD MARCH 5, 2018

PROXY STATEMENT

The special meeting (the “special meeting”) of stockholders of Jensyn Acquisition Corp., a Delaware corporation (“we,” “us,” “our,” “Jensyn” or the “Company”), will be held on March 5, 2018, at 10:00 a.m. Eastern time, at the offices of Jensyn at the offices of Loeb & Loeb LLP at 345 Park Avenue, New York, New York 11797, to consider and vote upon the following:

●	a proposal to amend (the “Charter Amendment”) the Company’s amended and restated certificate of incorporation (the “charter”) to extend the date by which the Company has to consummate a business combination (the “Extension”) for an additional 90 days, from March 7, 2018 (the “Current Termination Date”) to June 5, 2018 (the “Extended Termination Date”);

●	a proposal to amend (the “Trust Amendment”) the Company’s amended and restated investment management trust agreement (the “Trust Agreement”), dated as of March 2, 2016, by and between Jensyn and Continental Stock Transfer & Trust Company (the “trustee”) to extend the date on which to commence liquidating the trust account (“trust account”) established in connection with the Company’s initial public offering (“IPO”) in the event the Company has not consummated a business combination by the Extended Termination Date; and

●	a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Charter Amendment and the Trust Amendment (the “Adjournment Proposal”).

The Charter Amendment and the Trust Amendment proposals are essential to the overall implementation of the board of directors’ plan to extend the date that Jensyn has to complete a business combination. The purpose of the Charter Amendment and the Trust Amendment is to allow the Company more time to complete its proposed business combination (the “Transaction”) pursuant to the Membership Interest Purchase Agreement, dated as of November 3, 2017 (as it may be amended, the “Purchase Agreement”), by and among the Company, BAE Energy Management, LLC (“BAE”), Victor Ferreira and Karen Ferreira (together with Victor Ferreira, the “Existing Members”).

The affirmative vote of at least 65% of the outstanding shares of Jensyn’s common stock sold in its IPO (“public shares”) is required to approve the Charter Amendment and the Trust Amendment. Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by stockholders present in person or represented by proxy at the special meeting.

Holders (“public stockholders”) of the Company’s public shares may elect to convert their shares for their pro rata portion of the funds available in the trust account in connection with the Charter Amendment (the “Election”) regardless of how such public stockholders vote in regard to the amendments. If the Charter Amendment and the Trust Amendment are approved by the requisite vote of stockholders, the remaining public stockholders will retain their right to convert their public shares for their pro rata portion of the funds available in the trust account when the Transaction is submitted to the stockholders.

The withdrawal of funds from the trust account in connection with the Election will reduce the amount held in the trust account following the conversion, and the amount remaining in the trust account may be significantly reduced from the approximately $41 million that was in the trust account as of January 16, 2018. In such event, the Company may need to obtain additional funds to complete a business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. In addition, the Company’s charter provides that the Company shall not consummate any business combination if the conversion of public shares in connection therewith would result in the Company’s failure to have net tangible assets in excess of $5 million, which could be impacted by the reduction in the trust account.

If the Charter Amendment and Trust Amendment proposals are not approved and we do not consummate a business combination by March 7, 2018, as contemplated by our IPO prospectus and in accordance with our charter, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest income, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

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Prior to the IPO, the Company’s initial stockholders waived their rights to participate in any liquidation distribution with respect to their shares of common stock, par value $0.0001 per share, which were acquired by them prior to the IPO (the “founder shares”). In addition, investors who purchased private units in the private placement consummated simultaneously with the IPO waived their rights to participate in any liquidating distribution with respect to the common stock included in the private units. As a consequence of such waivers, a liquidating distribution will be made only with respect to the public shares. There will be no distribution from the trust account with respect to the Company’s warrants or rights, which will expire worthless in the event we wind up.

To protect amounts held in the trust account, our initial stockholders have agreed, jointly and severally, that they will be liable to us if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below $10.35 per public share, except as to any claims by a third party who executed a valid and enforceable agreement with us waiving any right, title, interest or claim of any kind they may have in or to any monies held in the trust account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act of 1933.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions can be made to stockholders, any liability stockholders may have with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

However, because the Company will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at the time of the adoption of the plan that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the ten years following our dissolution. Since we are a blank check company, rather than an operating company, and our operations are limited to searching for prospective target businesses to acquire, the only likely claims to arise are from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

Approval of the Trust Amendment proposal will constitute consent for Jensyn to instruct the trustee to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the trust account relating to the converted public shares and (ii) deliver to the holders of such converted public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by Jensyn to complete a business combination on or before the Extended Termination Date. Holders of public shares who do not redeem their public shares now, will retain their conversion rights and their ability to vote on a business combination through the Extended Termination Date if the Charter Amendment is approved.

At the time the Charter Amendment and Trust Amendment become effective, the Company will amend the Trust Agreement to (i) permit the withdrawal of the Withdrawal Amount from the trust account and (ii) extend the date on which the trustee will liquidate the trust account to the Extended Termination Date.

The record date for the special meeting is February 9, 2018. Record holders of Jensyn common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 5,169,500 outstanding shares of Company common stock including 3,900,000 outstanding public shares. The Company’s warrants and rights do not have voting rights.

This proxy statement contains important information about the special meeting and the proposals. Please read it carefully and vote your shares.

This proxy statement is dated February __, 2018 and is first being mailed to stockholders on or about February __, 2018.

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QUESTIONS AND ANSWERS ABOUT THE PROPOSALS FOR STOCKHOLDERS

The following questions and answers briefly address some commonly asked questions about the proposals to be presented at the special meeting, including with respect to the Charter Amendment and the Trust Amendment. The following questions and answers do not include all the information that is important to our stockholders. We urge stockholders to read carefully this entire proxy statement, including the annexes and the other documents referred to herein.

Q:	Why am I receiving this proxy statement?

A:	Jensyn is a blank check company incorporated in October 8, 2014 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses. In March 2016, the Company consummated its IPO from which it derived gross proceeds of $39,000,000. Like most blank check companies, our charter provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if no qualifying business combinations are consummated on or before a certain date (in our case, originally September 7, 2017 and subsequently extended to December 7, 2017 and further extended to March 7, 2018). The board of directors believes that it is in the best interests of the stockholders to continue the Company’s existence until the Extended Termination Date in order to allow the Company more time to complete the Transaction and is submitting this proposal to the stockholders to vote upon.

Q:	What is voted on?

A:	You are being asked to vote on a proposal to amend the Company’s charter to extend the date by which the Company has to consummate a business combination to the Extended Termination Date and a proposal to amend the Company’s Trust Agreement to extend the date on which to commence liquidating the trust account in the event the Company has not consummated a business combination by the Extended Termination Date.

In the event that the Charter Amendment and the Trust Amendment are not approved, you are being asked to vote on a proposal to adjourn the special meeting in order to provide additional time to seek to obtain sufficient votes in support of the Extension. Approval of the Charter Amendment and the Trust Amendment is a condition to the implementation of the Extension.

If the Extension is implemented, the stockholders’ approval of the Trust Amendment proposal will constitute consent for Jensyn to remove the Withdrawal Amount from the trust account, deliver to the holders of public shares who exercise conversion rights their pro rata portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for the Company’s use in connection with consummating a business combination on or before the Extended Termination Date.

If the Charter Amendment and Trust Amendment proposals are approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. The Company cannot predict the amount that will remain in the trust account if the Charter Amendment and Trust Amendment proposals are approved, and the amount remaining in the trust account may be significantly reduced from the approximately $41 million that was in the trust account as of January 16, 2018. In such event, Jensyn may need to obtain additional funds to complete a business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Charter Amendment and Trust Amendment proposals are not approved and we have not consummated a business combination by March 7, 2018, or if the Charter Amendment and Trust Amendment proposals are approved and we have not completed a business combination by the Extended Termination Date, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest income, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

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Jensyn’s initial stockholders and their transferees have waived their rights to participate in any liquidation distribution with respect to any shares of Jensyn capital stock that they own. There will be no distribution from the trust account with respect to our warrants or rights, which will expire worthless in the event we wind up.

Q:	How many votes do I have at the special meeting?

A:	Our stockholders are entitled to one vote at the special meeting for each share of Company common stock held of record as of February 9, 2018, the record date for the special meeting. As of the close of business on the record date, there were 5,169,500 outstanding shares of our common stock.

Q:	What constitutes a quorum at the special meeting?

A:	Holders of a majority in voting power of the Company’s common stock issued and outstanding and entitled to vote at the special meeting, present in person or represented by proxy, constitute a quorum. In the absence of a quorum, a majority of our stockholders, present in person or represented by proxy, will have the power to adjourn the special meeting. As of the record date for the special meeting, 2,584,751 shares of our common stock would be required to achieve a quorum.

Q:	Why is the Company proposing the Charter Amendment and the Trust Amendment proposals?

A:	Jensyn’s charter and Trust Agreement provide for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if no qualifying business combinations are consummated on or before March 7, 2018. As we explain below, the Company may not be able to complete the Transaction by that date. We are asking for an extension of this timeframe in order to complete an initial business combination.

While we have entered into the Purchase Agreement with BAE and the Existing Members and have filed a preliminary proxy statement with the Securities and Exchange Commission in respect of the Transaction, our board currently believes that there will not be sufficient time before the Current Termination Date to hold a special meeting at which to conduct a vote for stockholder approval of the Transaction and satisfy the conditions to closing the Transaction. Accordingly, our board of directors believes that in order to be able to consummate the Transaction, we will need to obtain the Extension.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to convert your public shares, you will retain the right to vote on any proposed business combination when it is submitted to stockholders and the right to convert your public shares for a pro rata portion of the trust account in the event such business combination is approved and completed by the Extended Date.

Q:	Why should I vote for the Charter Amendment proposal?

A:	Jensyn’s board of directors believes that stockholders should have an opportunity to evaluate the Transaction. Accordingly, the Company’s board of directors is proposing the Charter Amendment to extend the date by which it has to complete a business combination until the Extended Termination Date and to allow for the Election. The Extension would give the Company the opportunity to hold a stockholder vote for the approval of the Transaction.

Q:	Why should I vote for the Trust Amendment?

A:	Approval of the Trust Amendment is a condition to the implementation of the Charter Amendment.

Whether a holder of public shares votes in favor of or against the Charter Amendment and the Trust Amendment, or abstains, if such proposals are approved such holder may, but is not required to, convert all or a portion of its public shares for its pro rata portion of the trust account represented by the converted shares.

Liquidation of the trust account is a fundamental obligation of Jensyn to the public stockholders under its charter and Jensyn is not proposing and will not propose to change that obligation to the public stockholders. If holders of public shares do not elect to exercise conversion rights with respect to their public shares, such holders shall retain conversion rights in connection with any future business combination the Company proposes. Assuming the Charter Amendment is approved, the Company will have until the Extended Termination Date to complete a business combination.

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Jensyn’s board of directors recommends that you vote in favor of the Trust Amendment proposal, but expresses no opinion as to whether you should convert your public shares.

Q:	How do the Company’s insiders intend to vote their shares?

A:	All of the Company’s directors, executive officers and their respective affiliates are expected to vote any common stock over which they have voting control in favor of the Charter Amendment, the Trust Amendment and, if necessary, the Adjournment Proposal.

Q:	How are the Company’s insiders’ interests in the Charter Amendment, the Trust Amendment and the Adjournment Proposal different from those of the public stockholders?

A:	Jensyn’s directors, executive officers and their respective affiliates are not entitled to convert any shares of Jensyn capital stock into cash. On the record date, the Company’s directors, executive officers and their affiliates beneficially owned and were entitled to vote 151,949 founder shares, representing 2.9% of Jensyn’s issued and outstanding common stock. The Company’s directors, executive officers and their affiliates did not beneficially own any public shares as of such date. Our directors, officers, initial stockholders and their transferees will lose their entire investment in the Company if an initial business combination is not completed by March 7, 2018. If the Charter Amendment and the Trust Amendment are approved, the Company will have more time to obtain stockholder approval for the Transaction and consummate the closing of the Transaction, and the insiders are less likely to lose their investment in the Company.

Q:	What vote is required to adopt the Charter Amendment?

A:	Approval of the Charter Amendment will require the affirmative vote of holders of at least 65% of the issued and outstanding public shares as of the record date.

Q:	What vote is required to adopt the Trust Amendment?

A:	Approval of the Trust Amendment will require the affirmative vote of holders of at least 65% of the issued and outstanding public shares entitled to vote thereon as of the record date.

Q:	What vote is required to adopt the Adjournment Proposal?

A:	Approval of the Adjournment Proposal will require the affirmative vote of holders of a majority of the issued and outstanding shares of the Company’s common stock entitled to vote thereon as of the record date present in person or represented at the special meeting by proxy.

Q:	What if I don’t want to vote for the Charter Amendment, the Trust Amendment or the Adjournment Proposal?

A:	If you do not want the Charter Amendment, the Trust Amendment or the Adjournment Proposal to be approved, you must abstain, not vote, or vote against the proposals. If the Charter Amendment and the Trust Amendment are approved, and the Extension is implemented, the Withdrawal Amount will be withdrawn from the trust account and paid to the redeeming public stockholders. If the Charter Amendment and the Trust Amendment are approved, the Adjournment Proposal will not be presented for a vote.

Broker non-votes, abstentions or the failure to vote on the Charter Amendment and the Trust Amendment will have the same effect as votes “AGAINST” the Charter Amendment and the Trust Amendment. Broker “non-votes” and abstentions will have no effect with respect to the approval of the Adjournment Proposal.

Q:	What happens if the Charter Amendment and the Trust Amendment are not approved?

A:	If the Charter Amendment and the Trust Amendment are not approved at the special meeting, the Company will put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension.

If the Charter Amendment and the Trust Amendment are not approved at the special meeting or at any adjournment or postponement thereof and we have not consummated a business combination by March 7, 2018, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest income), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

8

Jensyn’s initial stockholders waived their rights to participate in any liquidation distribution with respect to their founder shares and any other shares of Jensyn common stock that they own. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up.

Q:	If the Charter Amendment and the Trust Amendment are approved, what happens next?

A:	If the Charter Amendment is approved at the special meeting or any adjournment or postponement thereof, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto and continue its efforts to obtain approval for the Transaction at a special meeting of its stockholders and consummate the closing of the Transaction prior the Extended Termination Date.

If the Trust Amendment is approved, the removal of the Withdrawal Amount from the trust account in respect of any conversion public shares will reduce the amount remaining in the trust account and increase the percentage interest of Jensyn’s common stock held by the Company’s initial stockholders and their transferees through the founder shares.

The Company’s charter provides that the Company shall not consummate any business combination if the conversion of public shares in connection therewith would result in the Company’s failure to have net tangible assets in excess of $5 million, which could be impacted by the reduction in the trust account.

If the Charter Amendment and the Trust Amendment are approved but the Company does not complete a business combination by the Extended Termination Date, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest income, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Jensyn’s initial stockholders waived their rights to participate in any liquidation distribution with respect to their founder shares and any other shares of Jensyn common stock that they own. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up.

Q:	As long as I vote, would I still be able to exercise my conversion rights if I vote against any of the proposals?

A:	You may exercise your conversion rights whether you vote your shares of Jensyn common stock for or against the Charter Amendment, the Trust Amendment or the Adjournment Proposal. As a result, the proposals can be approved by stockholders who will exercise conversion rights and no longer remain stockholders, leaving stockholders who choose not to convert their shares holding shares in a company with a less liquid trading market, fewer stockholders, less cash and the potential inability to meet the listing standards of the Nasdaq Stock Market.

Unless you elect to exercise conversion rights with respect to all of your shares in connection with the special meeting, you will be able to vote on the Transaction if and when it is submitted to stockholders. If you vote against the Transaction, you will retain your right to convert your public shares upon consummation of the initial business combination in connection with the stockholder vote to approve the initial business combination, subject to any limitations set forth in the Company’s charter.

Q:	How do I exercise my conversion rights?

A:	In order to exercise your conversion rights, you must (i) check the box on the proxy card to elect conversion, (ii) affirmatively vote either for or against the Charter Amendment and the Trust Amendment and (iii) prior to 5:00 p.m., Eastern time on March 1, 2018 (two business days before the special meeting), (x) submit a written request to our transfer agent that we convert your public shares for cash, and (y) deliver your stock to our transfer agent physically or electronically through Depository Trust Company, or DTC. The address of Continental Stock Transfer & Trust Company, our transfer agent, is listed under the question “Who can help answer my questions?” below.

Any demand for conversion, once made, may be withdrawn at any time until the deadline for exercising conversion requests and thereafter, with our consent, until the vote is taken with respect to the Charter Amendment or the Trust Amendment. If you delivered your shares for conversion to our transfer agent and decide within the required timeframe not to exercise your conversion rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed under the question “Who can help answer my questions?” below.

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Q:	What are the federal income tax consequences of exercising my conversion rights?

A:	Jensyn stockholders who exercise their conversion rights to receive cash from the trust account in exchange for their shares of Jensyn common stock generally will be required to treat the transaction as a sale of such shares and recognize gain or loss upon the conversion in an amount equal to the difference, if any, between the amount of cash received and the tax basis of the shares of Jensyn common stock converted. Such gain or loss should be treated as capital gain or loss if such shares were held as a capital asset on the date of the conversion. The conversion, however, may be treated as a distribution if it does not effect a meaningful reduction in the redeeming stockholder’s percentage ownership in Jensyn, taking into account certain attribution rules. Any such distribution will be treated as dividend income to the extent of our current or accumulated earnings and profits. Any distribution in excess of our earnings and profits will reduce the redeeming stockholders’ basis in the Jensyn common stock, and any remaining excess will be treated as gain realized on the sale or other disposition of the Jensyn common stock.

The above is not intended to constitute tax advice and stockholders are encouraged to consult with their own tax advisors.

Q:	If I am a Jensyn warrant holder, can I exercise conversion rights with respect to my warrants?

A:	No. The holders of our warrants have no conversion rights with respect to our warrants.

Q:	If I am a Jensyn rights holder, can I exercise conversion rights with respect to my rights?

A.	No, the holders of our rights have no conversion rights with respect to our rights.

Q:	If I am an Jensyn unit holder, can I exercise conversion rights with respect to my units?

A:	No. Holders of outstanding units must separate the underlying public shares, public warrants and public rights prior to exercising conversion rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company, our transfer agent, with written instructions to separate such units into public shares, public warrants and public rights. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your conversion rights with respect to the public shares upon the separation of the public shares from the units. See “How do I exercise my conversion rights?” above. The address of Continental Stock Transfer & Trust Company is listed under the question “Who can help answer my questions?” below.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company, our transfer agent. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of public shares, public warrants and public rights. This must be completed far enough in advance to permit your nominee to exercise your conversion rights with respect to the public shares upon the separation of the public shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your conversion rights.

Q:	What do I need to do now?

A:	You are urged to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the Charter Amendment, the Trust Amendment and the Adjournment Proposal will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:	How do I vote?

A:	If you were a holder of record of our common stock on February 9, 2018, the record date for the special meeting, you may vote with respect to the proposals in person at the special meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the special meeting and vote in person, obtain a proxy from your broker, bank or nominee.

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Q:	What will happen if I abstain from voting or fail to vote at the special meeting?

A:	At the special meeting, we will count a properly executed proxy marked “ABSTAIN” with respect to a particular proposal as present for purposes of determining whether a quorum is present. A failure to vote or an abstention will have the same effect as a vote “AGAINST” the Charter Amendment and the Trust Amendment, but will have no effect on the Adjournment Proposal. Additionally, if you abstain from voting or fail to vote at the special meeting, you will not be able to exercise your conversion rights (as described above).

Q:	What will happen if I sign and return my proxy card without indicating how I wish to vote?

A:	Signed and dated proxies received by us without an indication of how the stockholder intends to vote on a proposal will be voted “FOR” each proposal described herein.

Q:	If I am not going to attend the special meeting in person, should I return my proxy card instead?

A:	Yes. Whether you plan to attend the special meeting or not, please read the enclosed proxy statement carefully, and vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Q:	If my shares are held in “street name,” will my broker, bank or other nominee automatically vote my shares for me?

A:	No. Under the rules of various national and regional securities exchanges, your broker, bank or other nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee. We believe the proposals presented to the stockholders at the special meeting will be considered non-discretionary and therefore your broker, bank or other nominee cannot vote your shares without your instruction. If you do not provide instructions with your proxy, your broker, bank or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares; this indication that a broker, bank or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will not be counted for the purpose of determining the existence of a quorum or for purposes of determining the number of votes cast at the special meeting. Your broker, bank or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your nominee to vote your shares in accordance with directions you provide.

Q:	May I change my vote after I have mailed my signed proxy card?

A:	Yes. You may change your vote by sending a later-dated, signed proxy card to our secretary at 800 West Main Street, Suite 204, Freehold, New Jersey 07728, so that it is received by our secretary prior to the special meeting or by attending the special meeting in person and voting. You also may revoke your proxy by sending a notice of revocation to our secretary, which must be received by our secretary prior to the special meeting.

Q:	What should I do if I receive more than one set of voting materials?

A:	You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:	Who will solicit and pay the cost of soliciting proxies?

A:	Jensyn will pay the cost of soliciting proxies for the special meeting. Jensyn has engaged Advantage Proxy to assist in the solicitation of proxies for the special meeting. Jensyn has agreed to pay Advantage Proxy a fee of $7,500 plus costs and expenses and a per call fee for any incoming or outgoing stockholder calls for such services, which fee also includes Advantage Proxy acting as the inspector of voting at the special meeting. Jensyn will reimburse Advantage Proxy for reasonable out-of-pocket expenses and will indemnify Advantage Proxy and its affiliates against certain claims, liabilities, losses, damages and expenses. Jensyn will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of Jensyn’s common stock for their expenses in forwarding soliciting materials to beneficial owners of Jensyn’s common stock and in obtaining voting instructions from those beneficial owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q:	Who can help answer my questions?

A:	If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card, you should contact:

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Lynne Radwanski

Jensyn Acquisition Corp.
800 West Main Street, Suite 204
Freehold, New Jersey 07728

Telephone: 1-732-333-3624
Email: lradwanski@jensyn.com

You may also contact our proxy solicitor at:

Advantage Proxy LLC
P.O. Box 13581

Des Moines, WA 98198

Stockholders, please call toll free: (877) 870-8565
Banks and brokers can call collect at: (206) 870-8565

To obtain timely delivery, our stockholders must request the materials no later than four business days prior to the special meeting.

You may also obtain additional information about us from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you intend to seek conversion of your public shares, you will need to send a letter requesting conversion and deliver your stock (either physically or electronically) to our transfer agent at least two business days prior to the special meeting. If you have questions regarding the conversion or delivery of your stock, please contact:

Continental Stock Transfer & Trust Company
1 State Street Plaza, 30th Floor
New York, New York 10004
Attn: Mark Zimkind
E-mail: mzimkind@continentalstock.com

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SPECIAL MEETING OF JENSYN STOCKHOLDERS

General

We are furnishing this proxy statement to our stockholders as part of the solicitation of proxies by our board of directors for use at the special meeting of stockholders to be held on March 5, 2018, and at any adjournment or postponement thereof. This proxy statement is first being furnished to our stockholders on or about February __, 2018. This proxy statement provides you with information you need to know to be able to vote or instruct your vote to be cast at the special meeting.

The Company reserves the right at any time to cancel the special meeting and not to submit to stockholders or implement the Charter Amendment or Trust Amendment.

Date, Time and Place of Special meeting

The special meeting will be held at 10:00 a.m. Eastern time, on March 5, 2018, at the offices of Loeb & Loeb, LLP at 345 Park Avenue, New York, New York 11797, or such other date, time and place to which such meeting may be adjourned or postponed, to consider and vote upon the proposals set forth in this proxy statement.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the special meeting if you owned shares of our common stock at the close of business on February 9, 2018, which is the record date for the special meeting. You are entitled to one vote for each share of our common stock that you owned as of the close of business on the record date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the record date, there were 5,169,500 shares of Jensyn common stock outstanding, of which 3,900,000 are public shares and 151,149 are shares held by our officers and independent directors.

Quorum and Required Vote for Proposals for the Special meeting

A quorum of our stockholders is necessary to hold a valid meeting. A quorum will be present at the special meeting if a majority of the common stock outstanding and entitled to vote at the special meeting is represented in person or by proxy. Abstentions and broker non-votes will count as present for the purposes of establishing a quorum.

The approval of the Charter Amendment and the Trust Amendment require the affirmative vote of the holders of at least 65% of the outstanding public shares. Accordingly, an Jensyn stockholder’s failure to vote by proxy or to vote in person at the special meeting, an abstention from voting, or a broker non-vote with regard to the Charter Amendment or the Trust Amendment will have the same effect as a vote “AGAINST” the Charter Amendment or the Trust Amendment.

The approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by stockholders present in person or represented by proxy at the special meeting.

Interests of our Initial Stockholders, Private Placement Investors, Directors, Officers and Underwriters

When you consider the recommendation of our board of directors, you should keep in mind that our officers and members of our board of directors, initial stockholders, purchasers of $2,945,000 of private units in a private placement that took place simultaneously with the completion of our IPO, their transferees and the underwriters of our IPO have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things, the interests listed below:

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●	If the Charter Amendment and Trust Amendment are not approved and we do not consummate a business combination by March 7, 2018 as contemplated by our IPO prospectus and in accordance with our charter, (i) the 975,000 shares of common stock held by the Company’s initial stockholders, officers, directors and their permitted transferees, which were acquired prior to the IPO for an aggregate purchase price of $25,029, will be worthless (as the holders have waived liquidation rights with respect to such shares), and (ii) the 294,500 shares of common stock, 294,500 warrants and 294,500 rights included in private units sold in a private placement completed simultaneously with the IPO for an aggregate purchase price of $2,945,000, will be worthless. Such common stock had an aggregate market value of approximately $___ million based on the last sale price of $____ of the common stock on Nasdaq as of February __, 2017, such private placement warrants had an aggregate market value of approximately $___ million based on the last sale price of $___ of the Jensyn public warrants on Nasdaq as of February __, 2018 and such private rights had an aggregate market value of $_____ based on the last sale price of the Jensyn public rights on Nasdaq on February __, 2018.

●	Our initial stockholders, special advisors and Jensyn Capital, LLC, a company controlled by our initial stockholders and special advisors, have loaned Jensyn an aggregate of approximately $1,550,000 pursuant to promissory notes issued in 2016 and 2017. The promissory notes are non-interest bearing and are due and payable no later than the date of Jensyn’s initial business combination. Furthermore, our initial stockholders and special advisors have agreed to fund requests for funding approved by Jensyn’s Board of Directors under the promissory notes, subject to a maximum of $325,000 through October 1, 2017, $375,000 from October 2, 2017 through January 1, 2018 and $425,000 from January 2, 2018 through April 1, 2018 in order to meet Jensyn’s working capital needs prior to the closing of a business combination. If Jensyn fails to consummate a business combination, the promissory notes will not be repaid except to the extent that Jensyn has funds available to it outside of its trust account to repay such amounts. Accordingly, Jensyn will most likely not be able to repay the promissory notes if a business combination is not completed.

●	In connection with the IPO, our initial stockholders have agreed that they will be liable under certain circumstances to ensure that the proceeds in the trust account are not reduced by certain claims of target businesses or claims of vendors or other entities that are owed money by Jensyn for services rendered or contracted for or products sold to Jensyn, but only if such a vendor or target business has not executed a waiver of claims against the trust account and except as to any claims under Jensyn’s indemnity of the underwriters.

●	All rights specified in the Company’s charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If a business combination is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions.

●	The Company’s officers, directors, initial stockholders and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations.

●	The underwriters of our IPO will only be entitled to their deferred underwriting discount of $780,000 if we complete a business combination.

Additionally, if the Charter Amendment and Trust Amendment are approved and the Company consummates an initial business combination, the officers and directors may have additional interests that would be described in the proxy statement for such transaction.

Recommendation to Jensyn Stockholders

Our board of directors believes that the Charter Amendment and the Trust Amendment to be presented at the special meeting are in the best interests of the Company and our stockholders and unanimously recommends that its stockholders vote “FOR” the proposals and “FOR” the nominee for director. If the Charter Amendment and the Trust Amendment are not approved, our board of directors believes that time to solicit additional votes for approval of the Charter Amendment and the Trust Amendment is in the best interests of the Company and its stockholders and unanimously recommends that stockholders vote “FOR” the Adjournment Proposal.

Broker Non-Votes and Abstentions

Under the rules of various national and regional securities exchanges, your broker, bank or other nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or other nominee. We believe the proposals presented to our stockholders will be considered non-discretionary and therefore your broker, bank or other nominee cannot vote your shares without your instructions. If you do not provide instructions with your proxy, your broker, bank or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares; this indication that a broker, bank or nominee is not voting your shares is referred to as a “broker non-vote.”

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Abstentions are considered present for the purposes of establishing a quorum but will have the same effect as a vote “AGAINST” the Charter Amendment and the Trust Amendment. Broker non-votes will have the effect of a vote “AGAINST” the Charter Amendment and the Trust Amendment and have no effect on the Adjournment Proposal.

Voting Your Shares

Each share of our common stock that you own in your name entitles you to one vote on each of the proposals for the special meeting. Your one or more proxy cards show the number of shares of our common stock that you own.

●	You can vote your shares in advance of the special meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the special meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of our common stock will be voted as recommended by our board of directors. Our board of directors recommends voting “FOR” the Charter Amendment and the Trust Amendment and, if presented for a vote, the Adjournment Proposal.

●	You can attend the special meeting and vote in person even if you have previously voted by submitting a proxy. You will be given a ballot when you arrive. However, if your shares of common stock are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares of common stock.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the special meeting or at such meeting by doing any one of the following:

●	you may send another proxy card with a later date;

●	you may notify Lynne Radwanski, Jensyn’s Secretary, in writing before the Jensyn special meeting that you have revoked your proxy; or

●	you may attend the special meeting, revoke your proxy, and vote in person, as indicated above.

No Additional Matters May Be Presented at the Special Meeting

The special meeting has been called only to consider the approval of the Charter Amendment, the Trust Amendment and, if necessary, the Adjournment Proposal. Under our bylaws, other than procedural matters incident to the conduct of the special meeting, no other matters may be considered at the special meeting if they are not included in this proxy statement, which serves as the notice of the special meeting.

Who Can Answer Your Questions About Voting

If you have any questions about how to vote or direct a vote in respect of your shares of our common stock, you may call Advantage Proxy, our proxy solicitor, at (877) 870-8565 (toll free) or banks and brokers can call collect at (206) 870-8565.

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Conversion Rights

Pursuant to our currently existing charter, any holders of our public shares may demand that such shares be converted for a pro rata share of the aggregate amount on deposit in the trust account, less taxes payable, calculated as of two business days prior to the special meeting. If you affirmatively vote for or against the Charter Amendment and the Trust Amendment, your request is properly made and the Charter Amendment and the Trust Amendment are approved, these shares will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount on deposit in the trust account which holds the proceeds of our IPO (calculated as of two business days prior to the special meeting). For illustrative purposes, based on funds in the trust account of approximately $41 million on January 16, 2018, the estimated per share conversion price would have been approximately $10.53.

In order to exercise your conversion rights, you must:

●	check the box on the proxy card to elect conversion;

●	affirmatively vote for or against the Charter Amendment and the Trust Amendment;

●	submit a request in writing prior to 5:00 p.m., Eastern time on March 1, 2018 (two business days before the special meeting) that we convert your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street Plaza, 30th Floor
New York, New York 10004
Attn: Mark Zimkind
E-mail: mzimkind@continentalstock.com

and

●	deliver your public shares either physically or electronically through DTC to our transfer agent at least two business days before the special meeting. Stockholders seeking to exercise their conversion rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two weeks. Stockholders who hold their shares in street name will have to coordinate with their broker, bank or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your public shares as described above, your shares will not be redeemed.

Any demand for conversion, once made, may be withdrawn at any time until the deadline for exercising conversion requests (and submitting shares to the transfer agent) and thereafter, with our consent, until the vote is taken with respect to the Charter Amendment or the Trust Amendment. If you delivered your shares for conversion to our transfer agent and decide within the required timeframe not to exercise your conversion rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed above.

Prior to exercising conversion rights, stockholders should verify the market price of our common stock, as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their conversion rights if the market price per share is higher than the conversion price. We cannot assure you that you will be able to sell your shares of our common stock in the open market, even if the market price per share is higher than the conversion price stated above, as there may not be sufficient liquidity in our common stock when you wish to sell your shares.

If you exercise your conversion rights, your shares of our common stock will cease to be outstanding immediately prior to the special meeting and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the trust account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request conversion.

If the Charter Amendment and the Trust Amendment are not approved and we do not consummate an initial business combination by March 7, 2018 (subject to the requirements of law), we will be required to dissolve and liquidate our trust account by returning the then remaining funds in such account to the public stockholders and our warrants to purchase and rights to acquire common stock will expire worthless.

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Holders of outstanding units must separate the underlying public shares, public warrants and public rights prior to exercising conversion rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company with written instructions to separate such units into public shares, public warrants and public rights. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your conversion rights with respect to the public shares upon the separation of the public shares from the units.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of public shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your conversion rights with respect to the public shares upon the separation of the public shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your conversion rights.

THE CHARTER AMENDMENT

The proposed Charter Amendment would amend our existing charter to extend the date by which the Company has to consummate a business combination (the “Extension”) for an additional 90 days, from March 7, 2018 (the “Current Termination Date”) to June 5, 2018 (the “Extended Termination Date”). The complete text of the proposed amendment is attached to this proxy statement as Annex A. All stockholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Proposed Charter Amendment

Jensyn is proposing to amend its charter to extend the date by which it has to consummate a business combination from March 7, 2018 to the Extended Termination Date.

The proposed Transaction with BAE qualifies as a “business combination” under Jensyn’s charter, but the Company will not be able to complete the Transaction by the Current Termination Date. The Charter Amendment is essential to allowing the Company more time to obtain approval for the Transaction at a special meeting of its stockholders and consummate the closing of the Transaction prior the Extended Termination Date. Approval of the Charter Amendment is a condition to the implementation of the Extension. The Company believes that given the Company’s expenditure of time, effort and money on the proposed business combination with BAE, circumstances warrant providing public stockholders an opportunity to consider the proposed Transaction.

If the Charter Amendment proposal is not approved and we have not consummated a business combination by March 7, 2018, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest income, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our warrants or rights which will expire worthless in the event we wind up.

Approval of the amendment to the Restated Certificate of Incorporation requires the affirmative vote of at least 65% of the outstanding public shares.

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Vote Required for Approval

The affirmative vote of holders of at least 65% of our outstanding public shares is required to approve the Charter Amendment. Broker non-votes, abstentions or the failure to vote on the Charter Amendment will have the same effect as a vote “AGAINST” the Charter Amendment.

Recommendation of the Board

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE CHARTER AMENDMENT.

THE TRUST AMENDMENT

The proposed Trust Amendment would amend our existing Trust Agreement to change the date by which the trustee must commence liquidating the trust from the 24-month anniversary of the closing of the IPO to June 5, 2018 and make other conforming amendments. The complete text of the proposed amendment is attached to this proxy statement as Annex B. All stockholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Proposed Trust Amendment

Jensyn is proposing to amend its Trust Agreement to extend the date on which to commence liquidating the trust account in the event the Company has not consummated a business combination by the Extended Termination Date.

The Trust Amendment is essential to allowing the Company more time to consummate the closing of the Transaction. Approval of the Trust Amendment is a condition to the implementation of the Extension.

If the Trust Amendment proposal is not approved and we have not consummated a business combination by March 7, 2018, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest income, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up.

Approval of the amendment to the Trust Agreement requires the affirmative vote of at least 65% of the outstanding public shares.

Vote Required for Approval

The affirmative vote of holders of at least 65% of the outstanding public shares is required to approve the Trust Amendment. Broker non-votes, abstentions or the failure to vote on the Trust Amendment will have the same effect as a vote “AGAINST” the Trust Amendment.

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Recommendation of the Board

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE TRUST AMENDMENT.

THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will allow our board of directors to adjourn the special meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve the Charter Amendment and the Trust Amendment.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our board of directors may not be able to adjourn the special meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve the Charter Amendment and the Trust Amendment.

Vote Required for Approval

Adoption of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast in person or by proxy and entitled to vote thereon at the special meeting, assuming that a quorum is present. Broker “non-votes” and abstentions will have no effect with respect to the approval of this proposal.

Recommendation of the Board

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

INFORMATION ABOUT JENSYN

We were incorporated in Delaware on October 8, 2014 as a blank check company whose objective is to acquire, through a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination, with one or more target businesses.

On March 7, 2016, we consummated our initial public offering of 3,900,000 units. Each Unit consists of one share of common stock, one right to purchase one-tenth (1/10) of one share of common stock upon consummation of an initial business combination and one warrant warrant to purchase one-half of one share of common stock at an exercise price of $11.50 per full share. The units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $39,000,000.

Simultaneously with the consummation of the IPO, we consummated the private placement of 275,000 units to Jensyn Capital, LLC, an entity controlled by our insiders, and 19,500 Units to Chardan Capital Markets, LLC, the representative of the underwriters of the IPO, at a price of $10.00 per unit, generating total proceeds of $2,945,000. The units issued to Jensyn Capital, LLC and Chardan Capital Markets, LLC consist of one share of common stock), one right to purchase one-tenth (1/10) of one share of Common Stock upon consummation of a business combination and one warrant to purchase one-half of one share of Common Stock at an exercise price of $11.50 per full share.

A total of $40,365,000 of the net proceeds from the IPO and the private placement were placed in a trust account established for the benefit of the Company’s public stockholders at JP Morgan Chase Bank, N.A., with Continental Stock Transfer & Trust Company acting as trustee. Except for the withdrawal of interest to pay the Company’s franchise and income taxes, none of the funds held in the trust Account will be released until the earlier of the completion of a business combination or the redemption of 100% of the shares of common stock sold in the IPO if the Company is unable to consummate a Business Combination within the required timeframe.

The net proceeds of our initial public offering and the private offering deposited into the trust account remain on deposit in the trust account earning interest. As January 16, 2018 there was approximately $41 million held in the trust account.

19

Under the terms of our charter and IPO prospectus, we had until the 18 month anniversary of our IPO to complete our initial business combination, subject to our right to extend such date by two additional three month periods by the deposit of an additional $200,000 into the trust account with respect to each three month period. On each of September 6, 2017 and December 6, 2017, Jensyn Capital, LLC, a company controlled by our initial stockholders, deposited a $200,000 extension fee in the trust account. In connection with each of these transactions, we issued unsecured promissory notes to Jensyn Capital, LLC which bear interest at a rate of 8% per annum and become due upon the completion of our initial business combination.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information known to the Company regarding the actual beneficial ownership of our common stock as of the record date for the special meeting by:

●	each person who is the beneficial owner of more than 5% of the outstanding shares of our common stock;

●	each of our current executive officers and directors; and

●	all executive officers and directors of the Company as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

The beneficial ownership of our common stock is based on 5,169,500 shares of common stock issued and outstanding as of the record date.

Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name and Address of Beneficial Owner(1)	Shares Beneficially Owned	Percentage of Outstanding Common Stock

Polar Asset Management Partnership, Inc. 401 Bay Street, Suite 1900, P.O. Box 19 Toronto Ontario M5H 2Y4, Canada	780,000	15.1%
Karpus Management, Inc. 183 Sully’s Trail Pittsford, New York 14534	538,275	10.4%

Boothbay Absolute Return Strategies L.P. 810 7th Avenue, Suite 615 New York, NY 10019-5818	465,190	9.0%

New Dimension Trading Ltd. c/o The Wilfgon Group One State Street Plaza, 29th Floor New York, NY 10004	450,000	8.7%

Hudson Bay Capital Management, L.P. 777 Third Avenue, 30th Floor New York, NY 10017	390,000	7.5%

Glazier Capital, LLC 250 W. 55th Street, Suite 30A New York, NY 10019	312,932	6.1%

Jeffrey J. Raymond	121,949	2.3%

Philip Politziner	19,000	*

Richard C. Cook	5,000	*

Stewart Martin	4,000	*

James D. Gardner	2,000	*

All directors and officers as a group (5 individuals)	151,949	2.9%

*	Less than one percent.

(1)	Unless otherwise indicated, the business address of each of the individuals is 800 West Main Street, Suite 204, Freehold, New Jersey 07728.

20

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, we and servicers that we employ to deliver communications to our stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of this proxy statement. Upon written or oral request, we will deliver a separate copy of this proxy statement to any stockholder at a shared address to which a single copy of this proxy statement was delivered and who wishes to receive separate copies in the future. Stockholders receiving multiple copies of this proxy statement may likewise request that we deliver single copies of our proxy statement in the future. Stockholders may notify us of their requests by calling or writing us at our principal executive offices at 800 West Main Street, Suite 204, Freehold, New Jersey 07728.

TRANSFER AGENT AND REGISTRAR

The transfer agent for our securities is Continental Stock Transfer & Trust Company.

SUBMISSION OF STOCKHOLDER PROPOSALS

Our board of directors is aware of no other matter that may be brought before the special meeting or any adjournment or postponement thereof. Under Delaware law, only business that is specified in the notice of special meeting to stockholders may be transacted at the special meeting.

FUTURE STOCKHOLDER PROPOSALS

If the Charter Amendment and Trust Amendment are approved, we plan to hold a special meeting of stockholders in lieu of the 2018 annual meeting of stockholders to seek approval of the Transaction and related matters. In accordance with our by-laws, the only business that may be conducted at the special meeting shall be the business set forth in the Company’s notice of meeting. If directors are to be elected at the meeting and you are a stockholder and want to nominate a director to be elected at the special meeting, you must give timely notice of the nomination to our secretary at our principal office. To be timely, the notice must be given not later than the 10th day following the date on which public account announcement of the date of the special meeting is first made by the Company.

If we complete our initial business combination, our 2019 annual meeting of stockholders will likely be held on or about May 1, 2019, unless the date is changed by our board of directors. If you are a stockholder and you want to include a proposal in the proxy statement for the 2019 annual meeting, you need to provide it to the Company by no later than January 31, 2019. You should direct any proposals to our secretary at our principal office. If you are a stockholder and you want to present a matter of business to be considered or nominate a director to be elected at the 2019 annual meeting, under our bylaws you must give timely notice of the matter or the nomination, in writing, to our secretary. To be timely, the notice has to be given between 90 and 120 days before the annual meeting date (or between January 1, 2019 and January 31, 2019 (or the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Company, if later), if the 2019 annual meeting is to be held on May 1, 2019).

21

If the Charter Amendment and the Trust Amendment are not approved or we do not complete our initial business combination before the Extended Termination Date, there will be no special meeting in lieu of annual meeting in 2018 and no annual meeting in 2019.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read Jensyn’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at http://www.sec.gov. You may also read and copy any document we file with the SEC at the SEC public reference room located at 100 F Street, N.E., Room 1580 Washington, D.C., 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

If you would like additional copies of this proxy statement or if you have questions about the subject matter hereof or the proposals to be presented at the special meeting, you should contact us by telephone or in writing:

Jensyn Acquisition Corp.
800 West Main Street, Suite 204
Freehold, New Jersey 07728
Telephone: (732) 303-6329
Email: lradwanski@jensyn.com

You may also obtain these documents by requesting them in writing or by telephone from Jensyn’s proxy solicitation agent at the following address and telephone number:

Advantage Proxy LLC
470 West Avenue
Stamford, Connecticut 06902
Stockholders, please call toll free: (877) 870-8565
Banks and Brokerage Firms, please call collect: (206) 870-8565

If you are a stockholder of Jensyn and would like to request documents, please do so by February __, 2018, in order to receive them before the special meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

This document is a proxy statement of Jensyn for the special meeting. We have not authorized anyone to give any information or make any representation about the subject matter hereof that is different from, or in addition to, that contained in this proxy statement. Therefore, if anyone does give you information of this sort, you should not rely on it. The information contained in this proxy statement speaks only as of the date of this proxy statement, unless the information specifically indicates that another date applies.

22

EXHIBIT A

PROPOSED AMENDMENT TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION OF
JENSYN ACQUISITION CORP.

MARCH 5, 2018

Jensyn Acquisition Corp., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1. The name of the Corporation is “Jensyn Acquisition Corp.”. The original certificate of incorporation was filed with the Secretary of State of the State of Delaware on October 8, 2014 (the “Original Certificate”). The Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate”) was filed with the Secretary of State of the State of Delaware on March 1, 2016.

2. This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate.

3. This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4. The text of Paragraph H of Article FOURTH is hereby amended and restated to read in full as follows:

“H. In the event that the Corporation does not consummate a Business Combination by June 5, 2018 (the “Termination Date”), the Corporation shall (i) cease all operations except for the purposes of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the IPO Shares for cash for a redemption price per share as described below (which redemption will completely extinguish such holders’ rights as stockholders, including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Corporation’s then stockholders and subject to the requirements of the GCL, including the adoption of a resolution by the Board pursuant to Section 275(a) of the GCL finding the dissolution of the Corporation advisable and the provision of such notices as are required by said Section 275(a) of the GCL, dissolve and liquidate the balance of the Corporation’s net assets to its remaining stockholders, as part of the Corporation’s plan of dissolution and liquidation, subject (in the case of (ii) and (iii) above) to the Corporation’s obligations under the GCL to provide for claims of creditors and other requirements of applicable law. In such event, the per-share redemption price to be received by each holder of IPO Shares shall be equal to (1) the number of IPO Shares held by such holder divided by the total number of IPO Shares multiplied by (2) the amount then in the Trust Account.”

A-1

IN WITNESS WHEREOF, Jensyn Acquisition Corp. has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.

JENSYN ACQUISITION CORP.

By:
Name:
Title:

A-2

EXHIBIT B

PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment No. 1 (this “Amendment”), dated as of March 5, 2018, to the Investment Management Trust Agreement (as defined below) is made by and among Jensyn Acquisition Corp., a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company (the “Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Amended and Restated Investment Management Trust Agreement dated as of March 2, 2016 (the “Trust Agreement”);

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account under the circumstances described therein;

WHEREAS, at a special meeting of stockholders of the Company held on March 5, 2018, the Company stockholders approved (i) a proposal to amend (the “Charter Amendment”) the Company’s amended and restated certificate of incorporation to provide that the date by which the Company shall be required to effect a Business Combination shall be on or June 5, 2018 (the “ Extended Date”) and (ii) a proposal to extend the date on which to commence liquidating the Trust Account in the event the Company has not consummated a business combination by the Extended Date; and

WHEREAS, on the date hereof, the Company is filing the Charter Amendment with the Secretary of State of the State of Delaware.

NOW THEREFORE, IT IS AGREED:

1. Section 1(i) of the Trust Agreement is hereby amended and restated to read in full as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after receipt of, and only in accordance with, the terms of a letter (“Termination Letter”), in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, signed on behalf of the Company by its Chief Executive Officer or Chairman of the Board and Secretary or Assistant Secretary, affirmed by counsel for the Company and, in the case of a Termination Letter in a form substantially similar to that attached hereto as Exhibit A, acknowledged and agreed to by CCM, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account only as directed in the Termination Letter and the other documents referred to therein; provided, however, that in the event that a Termination Letter has not been received by the Trustee by June 5, 2018, the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B hereto and distributed to the Public Stockholders promptly after such date.”

2. Section 2(c) of the Trust Agreement is hereby amended and restated to read in full as follows:

“(k) The limited distributions referred to in Section 2(a) above shall be made only from income collected on the Property. Except as provided in Section 2(a), no other distributions from the Trust Account shall be permitted except in accordance with Section 1(i) and 2(e) hereof.”

3. A new Section 2(e) is hereby inserted into the Trust Agreement immediately following Section 2(d) to read as follows:

“(e) Upon the receipt of an Amendment Notification Letter (as defined below), the Trustee shall distribute to Public Stockholders who exercised their conversion rights in connection with an Amendment (as defined below), an amount equal to the pro rata share of the Property relating to the shares of Common Stock for which such Public Stockholders have exercised conversion rights in connection with such Amendment).”

B-1

4. A new Section 3(f) is hereby inserted in the Trust Agreement immediately following Section 3(e) as follows:

“(f) If the Company seeks to amend any provision of its Amended and Restated Certificate of Incorporation relating to stockholders’ rights or pre-Business Combination activity (including the time within which the Company has to complete a Business Combination) (in each case an “Amendment”), the Company will provide the Trustee with a letter (an “Amendment Notification Letter”) in the form of Exhibit D providing instructions for the distribution of funds to Public Stockholders who exercise their conversion option in connection with such Amendment.”

6. A new Exhibit D, attached hereto, is hereby added to the Trust Agreement immediately following Exhibit C of the Trust Agreement.

7. All other provisions of the Trust Agreement shall remain unaffected by the terms hereof.

8. This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature shall be deemed to be an original signature for purposes of this Amendment.

9. This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 6(c) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

10. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

[Signature Page Follows]

B-2

IN WITNESS WHEREOF, the parties have duly executed this Amendment to the Investment Management Trust Agreement as of the date first written above.

Continental Stock Transfer & Trust Company, as Trustee

By:
Name:
Title:

JENSYN ACQUISITION CORP.

By:
Name:
Title:

[Signature Page to Amendment No. 1 to the Investment Management Trust Agreement]

B-3

EXHIBIT D

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company

17 Battery Place

New York, New York 10004

Attn: Cynthia Jordan, Accounting Department

Re: Trust Account No. [  ] Stockholder Conversion Instruction

Ladies and Gentlemen:

Pursuant to Section 2(e) of the Amended and Restated Investment Management Trust Agreement between Jensyn Acquisition Corp. (the “ Company” ) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of March 2, 2016, as amended (the “Trust Agreement”), the Company hereby requests that you deliver to the Public Stockholders who have properly elected to have their Common Stock converted into cash in connection with the stockholder vote to approve an amendment to the Company’s amended and restated certificate of incorporation to extend the time in which the Company must complete a Business Combination or liquidate the Trust Account $ ___________ of the principal and interest income earned on the Property as of the date hereof. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

You are hereby directed and authorized to transfer (via wire transfer) such funds promptly upon your receipt of this letter to the accounts designated by such Public Stockholders:

Very truly yours,

JENSYN ACQUISITION CORP.

By:
Name:
Title:

D-1

JENSYN ACQUISITION CORP.
PROXY FOR SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON MARCH 5, 2018

The undersigned hereby appoints each of Jeffrey J. Raymond and James D. Gardner as proxies, acting singly, each with the power of substitution and revocation, to attend and to represent the undersigned at the Special meeting of Stockholders of Jensyn Acquisition Corp., a Delaware corporation (the “Company”), to be held at the offices of Loeb & Loeb, LLP, 345 Park Avenue, New York, New York 11797, on Tuesday, March 5, 2018 at 10:00 a.m., Eastern time, and any continuation or adjournment thereof, and to vote the number of shares of common stock of the Company the undersigned would be entitled to vote if personally present at the meeting in accordance with the instructions set forth on this proxy card.

THE SHARES OF COMMON STOCK ISSUED OR ALLOCATED TO THE UNDERSIGNED WILL BE VOTED AS DIRECTED BELOW. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW.

PLEASE MARK VOTE IN BOX IN THE FOLLOWING MANNER: [X]

Proposals
1.	Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to extend the date by which the Company has to consummate a business combination (the “Extension”) for an additional 90 days, from March 7, 2018 to June 5, 2018.	For [ ]	Against [ ]	Abstain [ ]

2.	Approval of an amendment to the Company’s existing Investment Management Trust Agreement to make changes necessary to reflect the Extension.	For [ ]	Against [ ]	Abstain [ ]

3.	Approval of an amendment to allow the Company’s board of directors to adjourn the special meeting to a later date or dates to permit further solicitation of proxies. This proposal will only be presented to the Company’s stockholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve Proposals 1 and 2.	For [ ]	Against [ ]	Abstain [ ]

[  ] Intention to Exercise Conversion Rights. If you intend to exercise your conversion rights, please check this box. Checking this box, however, is not sufficient to exercise your conversion rights. You must comply with the procedures set forth in the proxy statement under the heading “Special meeting of Jensyn Stockholders—Conversion Rights.”

The undersigned hereby acknowledges receipt of the accompanying notice of special meeting of stockholders and proxy statement.

Print Name of Stockholder	Date:______________, 2018

Signature of Stockholder or Authorized Signatory

Name of Authorized Signatory (if applicable)

Title of Authorized Signatory (if applicable)

WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON, PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE BY FACSIMILE TO LYNNE RADWANSKI, SECRETARY OF THE COMPANY, AT (732) 303-6329, WITH A COPY TO FOLLOW BY MAIL TO HER AT 800 West Main Street, Suite 204, FREEHOLD, NEW JERSEY 07728.